EXHIBIT 23.1


            CONSENT OF BEARD MILLER COMPANY LLP, INDEPENDENT AUDITORS



     We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 7, 2001, in the Pre-Effective Amendment No. 1 to the Registrant on Statement (Form S-1) and related Prospectus of First Leesport Bancorp, Inc.

                                /s/ BEARD MILLER COMPANY LLP






Reading, Pennsylvania
October 29, 2001